SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2006

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-5

(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of sponsor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

NOVASTAR CERTIFICATES FINANCING CORPORATION

(Exact name of depositor and co-registrant as specified in its charter)

Delaware	333-134461-01	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code (816) 237-7000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation registered issuances of up to $17,974,575,431 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (Registration File No. 333-134461 and No. 333-134461-01) (the “Registration Statement”). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2006-5, issued on September 28, 2006, $1,279,850,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2006-5, Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the “Offered Certificates”). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2006-5 were its Home Equity Loan Asset-Backed Certificates, Series 2006-5, Class M-10 DSI, Class M-10N, Class M-11, Class M-11 DSI, Class M-11N, Class M-12, Class M-12 DSI, Class M-12N, Class CA and Class CB, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, U.S. Bank National Association, as custodian (the “Custodian”), and Deutsche National Trust Company, as trustee (the “Trustee”). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

As of September 28, 2006, the mortgage loans possessed the characteristics described in the Free Writing Prospectus, dated September 21, 2006, and the Prospectus Supplement, dated September 22, 2006, filed pursuant to Rule 424(b)(5) of the Act on September 27, 2006.

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

1.1	Underwriting Agreement, dated as of September 22, 2006, among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

4.1	Pooling and Servicing Agreement, dated as of September 1, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, the Custodian and the Trustee.

10.1	Mortgage Loan Purchase Agreement, dated as of September 1, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as sponsor, the Custodian, and the Trustee.

10.2	Novation Agreement, dated as of September 28, 2006 among The Royal Bank of Scotland plc, NovaStar Mortgage, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2006-5 (the “Supplemental Interest Trust”).

10.3	Master Agreement and Schedule, dated September 28, 2006 between The Royal Bank of Scotland plc and the Supplemental Interest Trust.

10.4	Novation Agreement, dated as of September 28, 2006 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

10.5	Master Agreement and Schedule, dated September 28, 2006 between Wachovia Bank, National Association and the Supplemental Interest Trust.

10.6	Novation Agreement, dated as of September 28, 2006 among Deutsche Bank AG New York Branch, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

10.7	Master Agreement and Schedule, dated September 28, 2006 between Deutsche Bank AG New York Branch and the Supplemental Interest Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2006

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

Exhibit Index

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 22, 2006, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, the Custodian and the Trustee.

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of September 1, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as sponsor, the Custodian and the Trustee.

Exhibit 10.2	Novation Agreement, dated as of September 28, 2006 among The Royal Bank of Scotland plc, NovaStar Mortgage, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2006-5 (the “Supplemental Interest Trust”).

Exhibit 10.3	Master Agreement and Schedule, dated September 28, 2006 between The Royal Bank of Scotland plc and the Supplemental Interest Trust.

Exhibit 10.4	Novation Agreement, dated as of September 28, 2006 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

Exhibit 10.5	Master Agreement and Schedule, dated September 28, 2006 between Wachovia Bank, National Association and the Supplemental Interest Trust.

Exhibit 10.6	Novation Agreement, dated as of September 28, 2006 among Deutsche Bank AG New York Branch, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

Exhibit 10.7	Master Agreement and Schedule, dated September 28, 2006 between Deutsche Bank AG New York Branch and the Supplemental Interest Trust.